September 18, 2024

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND

Institutional Class (BLUIX)

A Series of Ultimus Managers Trust

Supplement to Summary Prospectus and Prospectus

dated June 28, 2024

This supplement updates certain information in the Summary Prospectus (“Summary Prospectus”) and the Prospectus (“Prospectus”) of the Blueprint Adaptative Growth Allocation Fund (the “Fund”), a series of the Ultimus Managers Trust. For more information or to obtain a copy of the Fund’s Summary Prospectus or Prospectus, free of charge, please visit the Fund’s website at www.blueprintmutualfunds.com or call the Fund toll free at 1-866-983-4525.

Change in Minimum Initial Investment Amount of Institutional Class

Effective on September 18, 2024, the following replaces, in its entirely, the sub-section entitled “Minimum Initial Investment”, in the section entitled “Purchase and Sale of Fund Shares”, on page 6 of the Summary Prospectus and on page 11 of the Prospectus:

The minimum investment amount is $5,000 for all accounts.

The following replaces, in its entirely, the sub-section entitled “Minimum Initial Investment”, in the section entitled “How To Buy Shares”, on page 31 of the Prospectus:

The minimum initial investment amount for all accounts in the Fund is $5,000. This minimum initial investment requirement may be waived or reduced for any reason at the discretion of the Fund.

If you have any questions regarding the Fund, please call 1-866-983-4525.

Investors Should Retain this Supplement for Future Reference.